UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021 (August 2, 2021)

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-03876	20-0833098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300	Dallas	Texas	75201-1507
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Limited Partner Units	HEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Contribution Agreement

On August 2, 2021, Holly Energy Partners, L.P. (the “Partnership” or “HEP”), The Sinclair Companies, a Wyoming corporation (“Sinclair HoldCo”), and Sinclair Transportation Company, a Delaware corporation and wholly owned subsidiary of Sinclair HoldCo (“STC”), entered into a Contribution Agreement (the “Contribution Agreement”) pursuant to which the Partnership will acquire all of the outstanding shares of STC in exchange for 21 million newly issued common limited partner units of HEP and cash consideration equal to $325 million (the “HEP Transactions”).

The cash consideration for the HEP Transactions is subject to customary adjustments at closing for working capital of STC. The number of HEP common limited partner units to be issued to Sinclair HoldCo at closing is subject to downward adjustment if, as a condition to obtaining antitrust clearance for the Sinclair Transactions (as defined below), the Partnership agrees to divest a portion of its equity interest in UNEV Pipeline LLC and the sales price for such interests does not exceed the threshold provided in the Contribution Agreement. The issuance of HEP common limited partner units to Sinclair HoldCo is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Contribution Agreement contains customary representations, warranties and covenants of HEP, Sinclair Holdco, and STC. The HEP Transactions are expected to close in mid-2022, subject to the satisfaction or waiver of certain customary conditions, including, among others (i) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required regulatory consents and approvals and (ii) the consummation of the transactions contemplated by that certain Business Combination Agreement, dated as of August 2, 2021, by and among HollyFrontier Corporation (“HollyFrontier”), Hippo Parent Corporation, a wholly owned subsidiary of HollyFrontier (“New Parent”), Hippo Merger Sub, Inc., a wholly owned subsidiary of New Parent, Sinclair HoldCo and Hippo Holding LLC, a wholly owned subsidiary of Sinclair HoldCo, which will occur immediately following the HEP Transactions (the “HFC Transactions”, and together with the HEP Transactions, the “Sinclair Transactions”). The ultimate general partner of the Partnership, Holly Logistic Services, L.L.C (“HLS”) is a wholly owned subsidiary of HollyFrontier.

The Contribution Agreement automatically terminates if the HFC Transactions are terminated. The Contribution Agreement contains other customary termination rights, including a termination right for each of the Partnership and Sinclair HoldCo if, under certain circumstances, the closing does not occur by May 2, 2022 (the “Outside Date”), except that the Outside Date can be extended by either party by up to two 90 day periods to obtain any required antitrust clearance.

The foregoing summary description of the Contribution Agreement and the HEP Transactions contemplated thereby is subject to and qualified in its entirety by reference to the Contribution Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Contribution Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Contribution Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Contribution Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Unitholders Agreement

On August 2, 2021, in connection with the Contribution Agreement, HEP, HLS and Navajo Pipeline Co., L.P., the sole member of HLS (the “Sole Member”) entered into a unitholders agreement (the “Unitholders Agreement”) by and among HEP, HLS, the Sole Member, Sinclair HoldCo and the stockholders of Sinclair HoldCo (each a “Unitholder” and collectively, the “Unitholders,” and along with Sinclair HoldCo and each of their permitted transferees, the “Sinclair Parties”), which will become effective at the closing of the HEP Transactions.

Pursuant to the Unitholders Agreement, the Sinclair Parties will have the right to nominate one person to the HLS board of directors at the closing until such time that (x) the Sinclair Parties beneficially own less than 10.5 million HEP common limited partner units or (y) the HEP common limited partner units beneficially owned by the Sinclair Parties constitute less than 5% of all outstanding HEP common limited partner units. The Unitholders Agreement also subjects 15.75 million of the HEP common limited partner units issued to the Sinclair Parties (the “Restricted Units”) to a “lock-up” period commencing on the closing date, during which the Sinclair Parties will be prohibited from selling the Restricted Units, except for certain permitted transfers. One-third of such Restricted Units will be released from such restrictions on the date that is six months after the closing, one-third of the Restricted Units will be released from such restrictions on the first anniversary of the closing date, and the remainder will be released from such restrictions on the date that is 15 months from the closing date. In addition, the Unitholders Agreement contains customary registration rights, requiring the Partnership to file, within five business days following the closing date, a shelf registration statement on Form S-3 under the Securities Act, to permit the public resale of all the registrable securities held by the Sinclair Parties and to use commercially reasonable efforts to cause such shelf registration statement to be declared effective as soon as reasonably practicable after the initial filing of the shelf registration statement, but in any event within forty-five days after the filing of a registration statement (if such Form S-3 is not immediately effective upon filing).

The foregoing description of the Unitholders Agreement does not purport to be a complete and is qualified in its entirety by reference to the Unitholders Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Letter Agreement

On August 2, 2021, in connection with the Sinclair Transactions, the Partnership and HollyFrontier entered into a Letter Agreement (“Letter Agreement”) pursuant to which, among other things, the Partnership and HollyFrontier agreed, upon the consummation of the Sinclair Transactions, to enter into amendments to certain of the agreements by and among HEP and its affiliates, on the one hand, and HollyFrontier and its affiliates (other than the Partnership and its affiliates), on the other hand, including the Seventh Amended and Restated Master Throughput Agreement, dated February 8, 2021 (as amended from time to time, the “Master Throughput Agreement”), to include within the scope of such agreements the assets to be acquired by the Partnership pursuant to the Contribution Agreement. The amendment to the Master Throughput Agreement will include minimum volume commitments by HollyFrontier in respect of the certain assets acquired by the Partnership pursuant to the Contribution Agreement, as further described in the Letter Agreement. The amendments to certain of the other agreements between HollyFrontier and the Partnership are described in the Letter Agreement.

In addition, the Letter Agreement provides that if, as a condition to obtaining antitrust clearance for the Sinclair Transactions, HollyFrontier enters into a definitive agreement to divest its refinery in Davis County, Utah (the “Woods Cross Refinery”), then HollyFrontier and the Partnership will enter into a purchase agreement in substantially the form attached to the Letter Agreement, pursuant to which the Partnership and its affiliates would sell their assets located at, or relating to, the Woods Cross Refinery (the “Partnership WX Assets”) to HollyFrontier in exchange for cash consideration equal to $232.5 million plus the amount of all accounts receivable of the Partnership and its affiliates in respect of the Partnership WX Assets as of the closing date, with such sale to be effective immediately prior to the closing of the sale of the Woods Cross Refinery by HollyFrontier. The Letter Agreement also provides that the Partnership’s right to future revenues from HollyFrontier in respect of the Partnership WX Assets will terminate at the closing of such sale.

The foregoing description of the Letter Agreement does not purport to be a complete and is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth under the heading “Contribution Agreement” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02 hereof.

Item 7.01	Regulation FD Disclosure.

On August 2, 2021, HollyFrontier and the Partnership issued a joint press release announcing that the Partnership had entered into the Contribution Agreement disclosed under the heading “Contribution Agreement” in Item 1.01 hereof. A copy of this press release is furnished as Exhibit 99.1 and incorporated by reference herein.

HollyFrontier and the Partnership also issued an investor presentation in connection with the Sinclair Transactions. A copy of this investor presentation is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information provided in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by HollyFrontier pursuant to the Securities Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Cautionary Statement Regarding Forward Looking Statements

This communication may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “anticipate(s),” “project(s),” “expect(s),” “plan(s),” “goal(s),” “forecast(s),” “strategy”, “intend(s),” “should,” “would,” “could,” “believe,” “may,” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the acquisition by HollyFrontier and the Partnership of Sinclair Oil Corporation and STC (collectively, “Sinclair”), pro forma descriptions of the combined companies and their operations, integration and transition plans, synergies, opportunities and anticipated future performance. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HEP and/or HollyFrontier, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that the management of HEP’s ultimate general partner believes are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to (i) the failure of HEP and HollyFrontier to successfully close the Sinclair Transactions or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; (ii) the satisfaction or waiver of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, the receipt of the HollyFrontier stockholder approval for the issuance of New Parent common stock at closing and the receipt of regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions) on the terms and timeline desired, (iii) risks relating to the value of HEP’s common limited partner units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and from sales by the Sinclair holders following the closing of the HEP Transaction, (iv) legal proceedings that may be instituted against HEP following the announcement of the proposed Sinclair Transactions, (v) disruption the Sinclair Transactions may cause to customers, vendors, business partners and HollyFrontier’s and HEP’s ongoing business, (vii) the extraordinary market environment and effects of the COVID-19 pandemic, including a significant decline in demand for refined petroleum products in the markets we serve, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant and specialty products in HollyFrontier’s and HEP’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the work force or in response to reductions in demand, effects of current and future governmental and environmental regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, and (viii) other factors, including those listed in the most recent annual, quarterly and periodic reports of HollyFrontier and HEP filed with the Securities and Exchange Commission (“SEC”), whether or not related to the Sinclair Transactions. All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier and HEP undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEP assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures HEP makes in its filings with the SEC.

Additional Information and Where to Find It

The issuance of shares of common stock in the new parent company of HollyFrontier in connection with the HFC Transactions (the “Sinclair Stock Consideration”) will be submitted to HollyFrontier’s stockholders for their consideration. In connection with the issuance of the Sinclair Stock Consideration, HollyFrontier will (i) prepare a proxy statement for HollyFrontier’s stockholders to be filed with the SEC, (ii) mail the proxy statement to its stockholders, and (iii) file other documents regarding the issuance of the HFC Sinclair Stock Consideration and the proposed HFC Transactions with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that HollyFrontier may file with the SEC in connection with the issuance of the HFC Sinclair Stock Consideration or the proposed HFC Transactions. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by HollyFrontier with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com.

Participants in Solicitation

HollyFrontier and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration. Information about HollyFrontier’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 25, 2021. The proxy statement is available free of charge from the sources indicated above, and from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration will be included in the proxy statement and other relevant materials HollyFrontier files with the SEC in connection with the proposed HFC Transactions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Contribution Agreement, dated as of August 2, 2021, by and among Holly Energy Partners, L.P., The Sinclair Companies, and Sinclair Transportation Company.

10.1*	Unitholders Agreement, dated as of August 2, 2021, by and among Holly Energy Partners, L.P., Holly Logistic Services, L.L.C., Navajo Pipeline Co., L.P., The Sinclair Companies, and the unitholders set forth on Schedule I thereto, as may be amended from time to time.

10.2	Letter Agreement, dated as of August 2, 2021, by and among HollyFrontier Corporation and Holly Energy Partners, L.P.

99.1	Press Release, dated as of August 3, 2021.

99.2	Investor Presentation, dated as of August 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By: HEP LOGISTICS HOLDINGS, L.P., its general partner

By: HOLLY LOGISTIC SERVICES, L.L.C., its general partner

Date: August 3, 2021	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	President